ACR International Quality Return (IQR) Fund Class A: IQRAX Class I: IQRIX
Summary Prospectus	April 1, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://iqr.acr-investfunds.com/summary-prospectus/. You may also obtain this information at no cost by calling 1-855-955-9552 or by sending an e-mail request to info@acr-invest.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 1, 2021, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the ACR International Quality Return (IQR) Fund (the “Fund” or “IQR Fund”) is to protect capital from permanent impairment while providing a return above both the Fund’s cost of capital and the Fund’s benchmark over a full market cycle.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUND - Purchase of Shares – Class A Shares” on page 38 and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Statutory Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		1.11%		1.20%
Shareholder service fee	0.00%		0.09%
All other expenses	1.11%		1.11%
Acquired fund fees and expenses		0.04%		0.04%
Total annual fund operating expenses[1]		2.40%		2.24%
Fees waived and/or expenses reimbursed[2]		(1.01)%		(1.01)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]		1.39%		1.23%

1	The total annual fund operating expenses and the total annual fund operating expenses after waiving fees and/or reimbursing expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The expense limitations for Class A and Class I shares include a shareholder service fee of up to 0.05% and 0.15%, respectively. To the extent that less than 0.05% and 0.15% of the average daily net assets of either such Class is paid to shareholder servicing agents, the total annual fund operating expenses after waiving fees and/or reimbursing expenses of the Class will be lower than the expense limitation for the Class.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$708	$1,189	$1,696	$3,081
Class I Shares	$125	$603	$1,108	$2,496

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

To pursue the Fund’s objectives, under normal market conditions, ACR Alpine Capital Research, LLC (“ACR Alpine Capital Research”, “ACR” or the “Advisor”) invests the Fund’s assets primarily in equity securities of companies located outside of the U.S. The Fund will invest primarily in equity securities including common stock, preferred stock, American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs are similar to ADRs, except that they may be traded in international trading markets. The Fund may invest in shares of other registered investment companies and exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities of companies located outside of the U.S. The Advisor considers a company to be located outside of the U.S. if: (i) it is organized under the laws of a foreign country or maintains its principal offices or headquarters in a foreign country; (ii) its securities are principally traded in a foreign country; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country, or has at least 50% of its assets in a foreign country. The Fund will allocate its assets among various regions and countries and will normally invest its assets in issuers representing at least three different countries. The Advisor does not expect, under normal circumstances, to invest more than 35% of the Fund’s net assets in securities of companies located in emerging markets; however, the Fund’s investments in emerging markets may exceed this amount from time to time depending on market opportunities. The Fund’s investments may be denominated in foreign currencies.

The Advisor adheres to a bottom-up due diligence and a fundamental valuation process in which each prospective investment is analyzed from an operating quality perspective, a financial quality perspective and a valuation perspective. The Advisor considers a company with high operating quality to have an understandable business model, a solid competitive position, long term staying power, sufficient returns on capital, a management team that allocates capital appropriately, and competitive dynamics that can be reasonably forecasted and will not be significantly impacted by technological developments or foreign competition. The Advisor considers a company with high financial quality to have understandable financial statements, appropriate accounting judgment, a conservative balance sheet, an appropriate capital structure for the cyclicality and profit profile of the business, a sustainable debt maturity schedule, and understandable cash flow dynamics. The Advisor’s fundamental valuation process considers the long term cash flows a company generates and the manners in which the company may distribute those cash flows. In seeking to generate “quality returns,” the Fund will attempt to limit its investments to those with reasonable and sustainable returns for full market cycles – i.e., returns from companies that the Advisor believes are well positioned to be in business over the long term, have a high likelihood of generating sufficient returns on capital, and are capitalized conservatively so that the company should remain solvent during, and be able to overcome, any near to medium term recessions or market headwinds.

With respect to the Fund’s objective, the Advisor defines certain terms as follows:

•	“Permanent impairment” means a loss of value on the purchase price of an investment that the Advisor, believes will not be recovered together with a reasonable return on the purchase price.
•	“Cost of capital” refers to the opportunity cost of making a specific investment. It is the rate of return that an investor believes, at the time of an investment, could have been earned by putting the same money into a different investment with equal risk. The Fund’s cost of capital at any time is the weighted average of the cost of capital of the securities that comprise the Fund’s portfolio, as estimated by the Advisor.
•	“Fund’s benchmark” means the MSCI All Country World Index Ex-U.S. The Advisor has selected the MSCI All Country World Index Ex-U.S. as the Fund’s benchmark because it is a broad proxy for the world equity market excluding U.S.-based companies.
•	“Full market cycle” means a period of time that includes both an up and down equity market. A down market is characterized with a peak to trough decline of 20% or greater. A full market cycle can be measured from a prior equity market peak to the next equity market peak. Full market cycles are usually measured in years.

When fully invested, the Fund’s portfolio will generally consist of approximately 20 holdings and will not be limited by security type, issuer size or geographic location. The Fund may hold a significant amount in cash or cash equivalents in markets where the Advisor cannot find enough securities that meet its risk and return thresholds. For example, the cash allocation may be larger during times of high security prices with relatively few investment opportunities and may also be significantly lower, or zero, during periods of ample investment opportunities that adhere to the Fund’s investment criteria. The Fund will generally invest 3-5% of its net assets in any new investment. The Advisor will consider specific risk factors of the individual companies that comprise the Fund’s portfolio (e.g., currency exposure, interest rate sensitivity, end market exposure, customer concentration, commodity prices), in addition to the Fund’s industry exposure, in an effort to prevent the Fund’s portfolio from being overly exposed to a specific factor or industry that could impair the portfolio’s return.

Investments are sold for five general reasons: (1) an unanticipated change at the company, (2) an error in the analysis of the company, (3) an ability to invest in a superior investment opportunity that requires the sale of a current portfolio holding that has a relatively inferior prospective return, (4) a share price approaching/reaching/exceeding the estimate of intrinsic value, or (5) the Fund requires cash to meet redemption requests.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Emerging markets risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

ETF and mutual fund risk. Investing in ETFs or mutual funds (including other funds managed by the Advisor) will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Market capitalization risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Sector focus risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Geographic risk related to Europe. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union (the “EU”), which imposes restrictions on inflation rates, deficits and debt levels. Both developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries, including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and therefore may adversely affect the Fund and its investments.

United Kingdom risk. Investments in the securities of United Kingdom (“UK”) issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the UK. The UK trades heavily with other European countries, the United States and China, and it may be impacted by changes to the economic health of its key trading partners. The UK also relies heavily on the export of financial services. Accordingly, a downturn in the financial sector may have an adverse impact on the UK’s economy. On January 31, 2020, the UK formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade, and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Recent market events. An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Non-diversification risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Preferred stock risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

IPO risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.acr-investfunds.com, or by calling the Fund at 1-855-955-9552. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I Shares
Highest Calendar Quarter Return at NAV	27.47%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(28.75)%	Quarter Ended 03/31/2020

Average Annual Total Returns for Periods Ended December 31, 2020	One Year	Since Inception December 30, 2016
Class I Shares - Return Before Taxes	21.67%	7.37%
Class I Shares - Return After Taxes on Distributions*	21.53%	7.10%
Class I Shares - Return After Taxes on Distributions and Sale of Fund Shares*	12.90%	5.69%
Class A Shares - Return Before Taxes	14.42%	5.61%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	10.65%	10.05%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor

ACR Alpine Capital Research, LLC

Portfolio Managers

The portfolio management team is comprised of Willem Schilpzand, CFA, Portfolio Manager, Nicholas Tompras, CFA, Chief Executive Officer and Chief Investment Officer, and Tim Piechowski, CFA, Portfolio Manager. Mr. Schilpzand is the Lead Portfolio Manager and is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$5,000	$100
Direct Retirement Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Gift Account For Minors	$5,000	$100
Class I
Direct Regular Accounts	$10,000	$100
Direct Retirement Accounts	$10,000	$100
Automatic Investment Plan	$10,000	$100
Gift Account For Minors	$10,000	$100

In addition, the Fund has set a minimum of $1,500 for initial purchases of shares through certain approved financial intermediaries (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.